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SUMMARY P R O S P E C T U S

May 1, 2010

LKCM SMALL CAP EQUITY FUND - Institutional Class
 (LKSCX)

Before you invest, you may want to review the LKCM Small Cap Equity Fund – Institutional Class (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2010, are incorporated by reference into this Summary Prospectus.   You can find the Fund’s prospectus and other information about the Fund online at www.lkcmfunds.com.  You can also get this information at no cost by calling 1-800-688-LKCM or by sending an e-mail request to info@lkcmfunds.com.

Investment Objective:  The Fund seeks to maximize long-term capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.25%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)(2)	1.01%
(1)  Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds, including money market funds (“Acquired Fund(s)”).   The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)  Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through April 30, 2011 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.00%.  This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investment in Acquired Funds and extraordinary expenses.  The fee reduction and expense reimbursement agreement may be terminated or changed at any time only with the consent of the Board of Trustees.

Example
The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$103	$321	$557	$1,235

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies.  The Fund primarily chooses investments that the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation.  Smaller companies are those with market capitalizations at the time of investment between $400 million and $2.5 billion.  The Fund is not required to sell equity securities whose market values appreciate or depreciate outside this market capitalization range.

The Fund seeks to invest in the equity securities of high quality companies that exhibit certain qualities, including high profitability, strong balance sheets, competitive advantages, high and/or improving financial returns, free cash flow and reinvestment opportunities, and prominent market share positions.  These equity securities will include common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money.  Investments in the Fund also are subject to the following principal risks:

•
General Market Risk – Factors that affect the stock market in general, such as economic production, interest rate levels, or geopolitical events, may negatively affect the stock market and cause a decline in the value of your investment in the Fund.

•	Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending and result in lower values for securities held by the Fund.
•
Recent Market Events – U.S. and international markets may continue to experience volatility, which could cause securities markets to experience lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.

•
Stock Market Risk – The Fund invests in equity securities and therefore is subject to stock market risks and significant fluctuations in value.  Equity securities held by the Fund may decline in value or not increase in value when the stock market in general is rising.

•
Stock Selection Risk – Equity securities held by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities, such as poor management, weak demand for the company’s products, or the company’s failure to meet earnings expectations.

•
Small-Cap Risk – The Fund invests in small capitalization companies that may not have the size, resources and other assets of mid or large capitalization companies.  As a result, the securities of small capitalization companies held by the Fund may be subject to greater market risks and fluctuations in value than mid or large capitalization companies or may not correspond to changes in the stock market in general.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31.  This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance, including an additional index that shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
18.90%	2nd quarter, 2009
-27.54%	4th quarter, 2008

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Return Before Taxes	32.03%	1.05%	6.23%
Return After Taxes on Distributions	32.03%	0.09%	4.97%
Return After Taxes on Distributions and Sale of Fund Shares	20.82%	1.04%	5.25%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.51%	3.51%
Lipper Small-Cap Core Funds Index (reflects no deduction for taxes)	34.50%	1.55%	5.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts because such accounts are only subject to taxes upon redemption.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Steven R. Purvis, CFA	Principal, Vice President and Portfolio Manager	Since 1996
J. Luther King, Jr., CFA	Principal, President and Portfolio Manager	Since Inception
Jonathan B. Deweese, CFA	Analyst	Since 2010
Benjamin M. Cowan, CFA	Analyst	Since 2010

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $10,000.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

Tax Information:  The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.